UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

GLOBAL WATER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220, Phoenix, Arizona

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (480) 360-7775

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2016, Global Water Resources, Inc. issued a press release announcing its financial results for the quarterly period ended September 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Global Water Resources, Inc., dated November 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: November 14, 2016	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer